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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              April 18, 2001
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                   Integrated Resources High Equity Partners, Series 85, A California Limited Partnership
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               (Exact Name of Registrant as Specified in Charter)


              California                                0-14438                              13-3239107
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     (State or Other Jurisdiction              (Commission File Number)         (I.R.S. Employer Identification No.)
           of Incorporation)



                                                        5 Cambridge Center
                                                            9th Floor
                                                  Cambridge, Massachusetts 02142
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                                             (Address of Principal Executive Offices)


                                           Registrant's telephone number (617) 234-3000
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                                                          Not Applicable
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                           (Former Name or Former Address, if Changed Since Last Report
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ITEM 5            OTHER EVENTS.

         The solicitation of consents of limited partners of Registrant to the merger of Registrant with and into Shelbourne Properties I L.P. ended on April 16, 2001. Limited partners owning 246,723 limited partnership units or 61.68% of the outstanding units voted in favor of the merger, limited partners owning 27,523 limited partnership units or 6.88% of the outstanding units voted against the merger and limited partners owning 3,152 limited partnership units or .78% of the outstanding units abstained. Accordingly, on April 18, 2001, the merger was consummated in accordance with the terms set forth in the prospectus/consent solicitation statement, dated February 8, 2001. Pursuant to the terms of the merger each outstanding limited partnership unit has been converted into three shares of common stock of Shelbourne Properties I, Inc. Trading in the shares of common stock of Shelbourne Properties I, Inc. is expected to commence on the American Stock Exchange in the early part of May.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                          INTEGRATED RESOURCES HIGH EQUITY
                          PARTNERS, SERIES 85, A CALIFORNIA LIMITED
                          PARTNERSHIP

                          By:  Resources High Equity, Inc., its General Partner


                          By:      /s/ Michael L. Ashner
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                                   Michael L. Ashner
                                   President






Dated:  April 18, 2001